Manor

Investment Funds

2nd Quarter Report
June 30, 2021
(Unaudited)

Fund Office:
15 Chester Commons
Malvern, PA 19355
610-722-0900 800-787-3334
www.manorfunds.com

Managed by:
Morris Capital Advisors, LLC

Manor Investment Funds
15 Chester Commons
Malvern, PA 19355

June 30, 2021

Dear Fellow Shareholders:

The stock market rose again during the 2nd Quarter of 2021, but the rally was not uniform across the board. Large-Cap growth stocks led the move, driven by many of the familiar tech names. Small-cap stocks rose modestly after leading the market higher during the first quarter of 2021. The move was once again fueled by expectations of continued fiscal stimulus and central bank liquidity.

Speed Blurs

Last quarter the theme for the investment commentary was my experience as I prepared to drive a 600 hp stock car at Pocono International Raceway. I described my trepidation as I awaited my turn to drive this high-powered machine at incredible speeds. But the professional instructors understood that a novice like me could not just jump in and hit max speed, they had to gradually increase the speed each lap, ultimately hitting a top speed that did not seem that much faster (or riskier) than those initial laps. As they say, speed blurs.

I thought of this as I reviewed market action from the pandemic lows of last year, and the impact of fiscal and monetary policy on market performance. The steady upward trend, driven by fiscal and monetary stimulus, created complacency among policy-makers, analysts, and investors that everything is under control, and that the markets will continue to move higher. Speed blurs.

The stock market rose 8.5% during the second quarter of 2021, as measured by the S&P 500 index. The move was driven by a rebound in large-cap stocks, especially among the familiar tech names that have attracted so much attention over the past few years (FaceBook, Apple, Amazon, Microsoft, Google). The performance of these stocks contributed to an overall shift in leadership to growth stocks and away from the value names that outperformed last quarter. The move pushed the S&P 500 to all-time highs, up 15.2% for the year, and up more than 96% from the lows last year, but also pushed valuation measures to lofty levels. The price to earnings ratio of the S&P 500 index (a common measure of stock valuations) was 21.4 at quarter-end, well above the 25-year average of 16.6. Corporate earnings are expected to grow over the next several years as the economy rebounds, but that growth may not be enough to support these valuations.

Fixed income markets also rose during the quarter. Yields on 10-year US Treasury notes fell from 1.75% at the beginning of the quarter to 1.50% by quarter end. This decline in rates, coupled with strong performance from Corporate and High Yield bonds as credit spreads tightened, contributed to the strong results. The drop in rates during the quarter occurred despite concerns about rising inflation and uncertainty regarding fiscal and monetary policy. Declining yields on longer-term maturities and short-term Fed Fund rates near zero offer little room for error, and may not be consistent with continued strong economic growth and higher inflation.

Lofty stock market valuations and interest rates at or near historical lows indicate that the financial markets have become increasingly reliant on external support in the form of fiscal and monetary stimulus. Since the beginning of the pandemic Congress passed more than $5.1 trillion in fiscal stimulus, and the Biden administration is pushing for an additional $1.8 trillion (all of it funded by debt). At the same time, the Fed has continued to expand its balance sheet, spending $120 billion per month to purchase US Treasury and agency mortgage backed securities. Investors should be careful not to allow all of this external stimulus to blur their vision of market risks.

The Manor Fund

The Manor Fund generated a return of 5.74%, net of all fees and expenses, during the quarter ending June 30, 2021, underperforming the S&P 500 index return of 8.17% and comparable mutual funds, as measured by the Lipper Large-Cap Core mutual fund index return of 7.69%. The Fund outperformed both the S&P 500 index and comparable mutual funds during the trailing year with a return of 41.77% for the Fund compared to returns of 38.61% for the S&P 500 and 39.82% for comparable mutual funds. The Fund underperformed the S&P 500 index and comparable mutual funds during the trailing 3-year, 5-year, and 10-year periods with annualized returns of 12.43%, 12.63%, and 10.15% for the Fund compared to annualized returns of 17.98%, 17.24%, and 14.61% for the S&P 500 index, and returns of 16.94%, 16.68%, and 13.52% for the Lipper Large-Cap Core mutual fund index.

During the 2nd Quarter of 2021, the Fund was helped by strong performance from Avery Dennison Corp., Facebook, Inc., Microsoft Corporation, Charter Communications, and Equinix, Inc. The shares of Avery Dennison, one of the top performers in the portfolio last quarter, continued to rise early in the quarter. The company reported revenue and earnings above expectations, and raised earnings guidance for the fiscal year. The shares of Facebook extended a rally that started from the lows in late February. During the quarter, Facebook reported revenue and earnings that exceeded expectations, and a substantial increase in average price per ad year-over-year. The company announced that it expects revenue growth rates to "significantly decelerate" in the second half of 2021 as favorable comparisons drop off. The shares of Microsoft rose in the second half of the quarter after the company announced revenue and earnings above expectations, driven by revenue growth at, or above, the high end of expectations for each of their major business segments. The company also raised revenue expectations for each of those business segments, effectively raising revenue guidance for the entire company. The shares of Charter Communications rose steadily off the lows in late March. The company reported revenue in line with expectations, but earnings that missed expectations despite strong growth. The shares moved higher as analysts noted that Charter generated momentum in some of its most profitable segments, creating prospects for future growth. The shares of Equinix extended a rally from the lows in early March. Equinix reported earnings well above expectations and strong revenue growth. The company also guided Funds from Operations above expectations for the fiscal year.

Notable laggards during the 2nd Quarter of 2021 include Cummins, Inc., Bookings Holdings, Inc., Microchip Technology, Inc., Cabot Oil & Gas Corp., and AmerisourceBergen, Corp. The shares of Cummins fell during the quarter despite reporting earnings above expectations and strong revenue growth. Weakness in the shares reflect investor concern that supply chain constraints will adversely impact future results. The shares of Bookings Holdings declined despite reporting earnings that exceeded expectations and revenues in line with expectations. Weakness in the shares reflect investor concerns that there will be continued volatility in the recovery of global travel demand. The shares of Microchip Technology declined modestly despite announcing strong operating results. The company reported strong revenue growth, earnings above expectations, and raised revenue and earnings expectations for the coming quarter. The shares of Cabot Oil & Gas rose early in the quarter after the company reported earnings in line with expectations, strong revenue growth, and a 10% dividend increase. The shares declined later, however, after the company

(Continued on page 10)

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance.

MANOR INVESTMENT FUNDS - MANOR FUND

Schedule of Investments - June 30, 2021

(Unaudited)

Portfolio of Investments

COMMON STOCKS –96.7%

Description	Shares	Market Value
Consumer Discretionary – 11.2%		
Booking Holdings*	100	218,809
D. R. Horton, Inc.	5,167	466,942
Lowes Companies	1,362	264,187
		949,938
Consumer Staples – 4.4%		
Kroger Company	3,642	139,525
PepsiCo, Inc.	1,563	231,590
		371,115
Energy – 4.2%		
Cabot Oil & Gas	7,164	125,083
Valero Energy	2,995	233,850
		358,933
Financial – 11.0 %		
Chubb Corp.	910	144,635
JPMorgan Chase	1,997	310,613
Metlife, Inc.	2,712	162,313
PNC Financial	1,689	322,194
		939,755
Health Care – 10.5%		
AbbVie, Inc.	2,141	241,162
AmerisourceBergen	1,513	173,223
Anthem, Inc.	923	352,402
CVS Health Corp.	1,488	124,159
		890,946
Industrial – 6.5%		
Cummins, Inc.	1,331	324,511
Northrop Grumman	634	230,415
		554,926
Information Technology – 26.8%		
Applied Materials	4,276	608,902
Fidelity National	1,507	213,496
Microchip Tech	2,505	375,099
Microsoft Corp.	1,582	428,564
NetApp, Inc.	2,260	184,913
Skyworks Solutions	2,449	469,596
		2,280,570
Material – 6.5%		
Avery Dennison	2,637	554,403
		554,403
Communication Services – 10.3%		
AT & T, Inc.	2,461	70,828
Charter Comms.*	540	389,583
Facebook, Inc cl A*	1,206	419,338
		879,749
Utility – 1.2%		
AES Corporation	4,043	105,401
		105,401
Real Estate Investment Trust – 4.1%		
Equinix, Inc.	440	353,144
		353,144
TOTAL COMMON STOCKS (Cost $ 3,932,584)		8,238,880

SHORT-TERM INVESTMENTS – 3.3%

Description	Shares	Market Value
1st Amer. Gov. Fund	277,126	277,126
TOTAL SHORT-TERM INVESTMENTS (Cost $ 277,126)		277,126
TOTAL INVESTMENTS – 100.0% (Cost $ 4,209,710)		8,516,006
Other Assets less Liabilities – Less than 0.1%		728
NET ASSETS 100.0%		$ 8,516,734

*Non-income producing during the period.

MANOR INVESTMENT FUNDS - MANOR FUND

Fund and Performance Information - June 30, 2021

(Unaudited)

Fund Performance

Investment Performance
vs. the S&P 500 and the Lipper Large-Cap Core Index


40%
30%
20%
10%
0%
-10%
-20%
-30%
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
Manor Fund
Lipper LC Core
S&P 500 Index

Quarter and Annualized Total Return for Periods Ending June 30, 2021

	Manor Fund	S&P 500 Index	Lipper LC Core Funds
2nd Quarter	**5.74 %**	8.17 %	7.69 %
1-Year	**41.77 %**	38.61 %	39.82 %
3-Year Annualized	**12.43 %**	17.98 %	16.94 %
5-Year Annualized	**12.63 %**	17.24 %	16.68 %
10-Year Annualized	**10.15 %**	14.61 %	13.52 %
Annualized since inception 9/26/95	**6.97 %**	10.03 %	8.23 %

Annualized total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains, and a constant rate of performance each year. The performance table and returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the manager, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance. The Expense Limitation Agreement expired May 1, 2017 and was not renewed. Expenses are governed by the Investment Advisory agreement as amended January 1, 2017 which establishes a "unified fee" of 1.25% for the Fund.

Top Holdings and Industry Sectors

Top Company Holdings

Company	% of Net Assets
Applied Materials	7.2 %
Avery Dennison	6.5 %
Skyworks Solutions	5.5 %
D.R. Horton, Inc.	5.5 %
Microsoft Corp.	5.0 %

Top Industry Sectors

Industry	% of Net Assets
Info Technology	26.8 %
Consumer Disc.	11.2 %
Financial	11.0 %
Health Care	10.5 %
Communication	10.3 %

MANOR INVESTMENT FUNDS - GROWTH FUND

Schedule of Investments - June 30, 2021

(Unaudited)

Portfolio of Investments

Description	Shares	Market Value
COMMON STOCKS – 99.0%		
Consumer Discretionary – 11.1%		
Amazon.com Inc.*	284	977,005
Dollar Tree, Inc.*	2,575	256,213
LKQ Corp.*	6,418	315,894
		1,549,112
Financial – 2.1%		
Chubb Limited	1,814	288,317
		288,317
Health Care – 22.7%		
AbbVie, Inc.	2,684	302,326
Bristol-Myers	4,927	329,222
CVS Health Corp.	5,465	455,999
Eli Lilly & Co.	3,113	714,496
Regeneron Pharma*	590	329,539
Thermo Fisher	1,014	511,532
UnitedHealth	1,277	511,362
		3,154,476
Industrial – 6.6%		
Landstar System	2,387	377,194
United Rentals, Inc.*	1,683	536,894
		914,088
Information Technology – 38.8 %		
Akamai Tech., Inc.*	3,708	432,353
Apple, Inc.	10,581	1,449,174
Fidelity National	3,082	436,627
MKS Instruments	2,540	451,993
MasterCard Inc.	1,036	378,233
Microsoft Corp.	2,571	696,484
ON Semiconductor*	15,508	593,646
PTC, Inc.*	3,241	457,824
Qualcomm, Inc.	3,502	500,541
		5,396,875
Material – 4.1%		
Sherwin Williams	2,112	575,414
		575,414
Communication Services – 13.6%		
Activision Blizzard	4,197	400,562
Alphabet Inc. Cl A*	184	449,289
Alphabet Inc. Cl C*	184	461,163
Charter Comm.*	796	574,274
		1,885,288
TOTAL COMMON STOCKS (Cost $6,356,035)		13,763,570
SHORT-TERM INVESTMENTS – 1.0%		
1st Amer. Gov. Fund	134,907	134,907
TOTAL SHORT-TERM INVESTMENTS (Cost $ 134,907)		134,907
TOTAL INVESTMENTS – 100.0% (Cost$ 6,490,942)		13,898,477
Other Assets less Liabilities – Less than 0.1%		1,715
NET ASSETS – 100.0%		13,900,192

*Non-income producing during the period.

MANOR INVESTMENT FUNDS - GROWTH FUND

Fund and Performance Information - June 30, 2021

(Unaudited)

Fund Performance

Investment Performance
vs. the S&P 500 and Lipper Large-Cap Growth Index



50%
40%
30%
20%
10%
0%
-10%
-20%
-30%
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
Growth Fund
S&P 500 Index
Lipper LC Growth

Quarter and Annualized Total Return for Periods Ending June 30, 2021

	Growth Fund	S&P 500 Index	Lipper LC Growth Funds
2nd Quarter	**7.47 %**	8.17 %	11.78 %
1-Year	**36.55 %**	38.61 %	41.92 %
3-Year Annualized	**19.11 %**	17.98 %	24.20 %
5-Year Annualized	**18.03 %**	17.24 %	23.52 %
10-Year Annualized	**13.69 %**	14.61 %	16.62 %
Annualized since inception 6/30/99	**7.28 %**	7.26 %	6.55 %

Annualized total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains, and a constant rate of performance each year. The performance table and returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the manager, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance. The Expense Limitation Agreement expired May 1, 2017 and was not renewed. Expenses are governed by the Investment Advisory agreement as amended January 1, 2017 which establishes a "unified fee" of 0.99% for the Fund.

Top Holdings and Industry Sectors

Top Company Holdings

Company	% of Net Assets
Apple, Inc.	10.4 %
Amazon.com, Inc.	7.0 %
Eli Lilly & Co.	5.1 %
Microsoft Corp.	5.0 %
ON Semiconductor	4.3 %

Top Industry Sectors

Industry	% of Net Assets
Information Tech.	38.8 %
Health Care	22.7 %
Communication	13.6 %
Consumer Disc.	11.1 %
Industrial	6.6 %

MANOR INVESTMENT FUNDS - BOND FUND

Schedule of Investments - June 30, 2021

(Unaudited)

Portfolio of Investments

Description	Face Amount	Value
U.S. GOVERNMENT BONDS – 96.8%		
U.S Treasury 1.500 % Due 01-31-22	50,000	50,416
U.S. Treasury 1.250 % Due 07-31-23	300,000	306,117
U.S. Treasury 2.500 % Due 08-15-23	225,000	235,565
U.S. Treasury 0.500 % Due 02-28-26	400,000	393,922
U.S. Treasury 1.500 % Due 08-15-26	150,000	154,406
U.S. Treasury 2.875 % Due 05-15-28	100,000	111,066
U.S Treasury 1.750 % Due 11-15-29	325,000	335,207
U.S Treasury 0.625 % Due 05-15-30	175,000	163,461
TOTAL U.S. GOVERNMENT BONDS (Cost $ 1,699,995)		1,750,160
SHORT-TERM INVESTMENTS – 2.2%		
1st American Treasury Obligation Fund	40,287	40,287
TOTAL SHORT-TERM INVESTMENTS (Cost $ 40,287)		40,287
TOTAL INVESTMENTS – 99.0% (Cost $ 1,740,282)		1,790,447
Other Assets less Liabilities – Net – 1.0%		17,890
NET ASSETS - 100.0%		$ 1,808,337

SECURITY VALUATION:
Equity securities which are traded on a national or foreign securities exchange and over-the-counter securities listed in the NASDAQ National Market System are valued at the last reported sales price on the principal exchange on which they are traded on the date of determination. Securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices. Over-the-counter securities not listed on the NASDAQ National Market System are valued at the mean of the current bid and asked prices. Fixed income securities are valued on the basis of valuations provided by independent pricing services. The independent pricing organization values the investments, taking into consideration characteristics of the securities, values of similar securities that trade on a regular basis, and other relevant market data. Securities for which market quotations are not readily available may be fair valued under procedures adopted by the Fund's board. Short-term securities maturing in 60 days or less are stated at cost plus accrued interest earned which approximated market value, in accordance with the terms of a rule adopted by the Securities and Exchange Commission. The amortized cost method values a security at cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium.

MANOR INVESTMENT FUNDS - BOND FUND

Fund and Performance Information - June 30, 2021

(Unaudited)

Fund Performance



Investment Performance
vs. the Barclay's Int. Treasury Index
and the Lipper Gov't Index
15%
10%
5%
0%
-5%
-10%
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
Bond Fund
Lipper US Gov't
Barclay's Int. Treasury

Quarter and Annualized Total Return for Periods Ending June 30, 2021

	Bond Fund	Lipper US Gov't Fund Index	Barclays Intermediate Treasury Index
2nd Quarter	**0.84 %**	1.26 %	0.63 %
1-Year	**-2.87 %**	-1.49 %	-1.18 %
3-Year Annualized	**3.18 %**	4.19 %	3.96 %
5-Year Annualized	**1.11 %**	2.18 %	1.93 %
10-Year Annualized	**0.65 %**	2.68 %	2.16 %
Annualized since inception 6/30/99	**1.93 %**	4.07 %	3.83 %

Annualized total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains, and a constant rate of performance each year. The performance table and returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the manager, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance. The Expense Limitation Agreement expired May 1, 2017 and was not renewed. Expenses are governed by the Investment Advisory agreement as amended January 1, 2017 which establishes a "unified fee" of 0.95% for the Fund.

Top Five Holdings

Security	% of Net Assets
US Treasury 0.500% Due 02-28-26	21.8 %
US Treasury 1.750% Due 11-15-29	18.5 %
US Treasury 1.250% Due 07-31-23	16.9 %
US Treasury 2.500% Due 08-15-23	13.0 %
US Treasury 0.625% Due 05-15-30	9.0 %

(Continued from page 3)
announced an all stock merger with Cimarex Energy. The shares of AmerisourceBergen fell when the company reported earnings above expectations but weak revenue growth. The shares rebounded somewhat later in the quarter when AmerisourceBergen purchased the Alliance Healthcare business from Walgreens Boots Alliance.

The Growth Fund

The Manor Growth Fund generated a return of 7.47% net of all fees and expenses, during the quarter ending June 30, 2021, underperforming the S&P 500 index return of 8.17% and comparable mutual funds, as measured by the Lipper Large-Cap Growth mutual fund index, return of 11.78%. The Fund underperformed the S&P 500 index during the trailing 1-year time period, but outperformed that index during the 3-year and 5-year periods with returns of 36.55%, 19.11%, and 18.03% for the Fund, compared to the S&P 500 index return of 38.61%, 17.98%, and 17.24% for the same time periods. The Fund underperformed the Lipper index during the trailing 1-year, 3-year, and 5-year time periods with returns of 36.55%, 19.11%, and 18.03%, compared to the Lipper index returns of 41.92%, 24.20%, and 23.52% for the same time periods. The Fund underperformed the S&P 500 index and the Lipper index during the trailing 10-year period with a return of 13.69% for the Fund compared to returns of 14.61% for the S&P 500, and 16.62% for the Lipper index. The Fund continues to outperform both the S&P 500 index and the Lipper Large-Cap Growth index since inception with an annualized return of 7.28% for the Fund compared to 7.26% for the S&P 500 index and 6.55% for the Lipper Large-Cap Growth index.

During the 2nd Quarter of 2021, the Fund was helped by strong performance from Apple, Inc., Alphabet, Inc., Eli Lilly & Co., Amazon.com, Inc., and Microsoft Corporation. Both Apple and Amazon were among the bottom performers last quarter. The shares of Apple rose after the company reported revenue and earnings above expectations with strong beats across all product categories. Apple also increased their dividend and share repurchase program. The shares of Alphabet extended a rally that stretches back to September 2020. The company reported revenue and earnings that beat expectations, advertising revenue growth of 32%, and cloud revenue growth of 45%. The shares of Lilly were weak after the company reported disappointing operating results. Lilly shares jumped later in the quarter when the FDA approved Biogen's Alzheimer's treatment. This announcement spurred broad gains among several companies working on similar treatments for the disease, including Lilly. Lilly shares jumped again later in the quarter when their Alzheimer's treatment received a "Breakthrough Therapy" designation from the FDA. The shares of Amazon rebounded from a weak first quarter. The company reported revenue and earnings above expectations, and raised revenue guidance for the coming quarter. The shares of Microsoft rose in the second half of the quarter after the company announced revenue and earnings above expectations, driven by revenue growth at, or above, the high end of expectations for each of their major business segments. The company also raised revenue expectations for each of those business segments, effectively raising revenue guidance for the entire company.

Notable laggards during the 2nd Quarter of 2021 include ON Semiconductor Co., Dollar Tree, Inc., Cognizant Tech Solutions, MKS Instruments, Inc., and United Rentals, Inc. Several of these weak names were among the top performers last quarter (ON Semiconductor, MKS Instruments, United Rentals). The shares of ON Semiconductor fell from the highs set at the end of March despite reporting revenue and earnings above expectations, and strong revenue growth. Weakness in the shares reflects investor concern about supply chain constraints. The shares of Dollar Tree fell sharply when the company reported weak operating results. The company reported earnings that beat expectations, but lowered earnings guidance for the fiscal year. Management blamed increased freight costs for the lowered guidance. The shares of Cognizant fell sharply when the company reported earnings above expectations and raised revenue guidance for the quarter and fiscal year. Weakness in the shares reflects investor concerns about employee attrition and COVID concerns in India. The shares of MKS Instruments rose when the company reported revenue and earnings above consensus, and raised revenue and earnings guidance for the coming quarter. The shares fell later in the quarter following talk that the company was eyeing the acquisition of Atotech. The shares of United Rentals rose early in the quarter after the company reported

revenue and earnings above expectations, and raised revenue guidance for the fiscal year. The shares drifted lower later in the quarter on investor concern that demand for industrial and manufacturing equipment may have peaked.

During the quarter we sold Cognizant Tech Solutions and reinvested the proceeds in PTC, Inc. Cognizant is struggling to execute in a difficult economy, and is confronted by employee attrition in India. PTC is a global computer software and services company facilitating computer aided design (CAD), product lifecycle management (PLM), and services lifecycle management (SLM).

The Bond Fund

The Manor Bond Fund generated a return of 0.84%, net of all fees and expenses, during the quarter ending June 30, 2021, outperforming the Bloomberg Barclay Intermediate US Treasury index return of 0.63%, but underperforming the Lipper US Government mutual fund index return of 1.26%. The Fund underperformed the Bloomberg Barclay Intermediate US Treasury index, and the Lipper US Government mutual fund index during the trailing year with a return of –2.87% for the Fund compared to –1.18% for the Bloomberg index and –1.49% for the Lipper index. The Fund underperformed the Bloomberg Barclay Intermediate Treasury index and the Lipper US Government index during the trailing 3-year, 5-year, and 10-year periods with returns of 3.18%, 1.11%, and 0.65% for the Fund, compared to returns of 3.96%, 1.93%, and 2.16% for the Bloomberg Barclay Intermediate Treasury index, and returns of 4.19%, 2.18%, and 2.68% for the Lipper US Government mutual fund index. Performance reflects the relatively conservative position of the Fund's investment portfolio of US Treasury securities.

Slowdown

At some point the financial markets will need to transition away from reliance on external support. There are indications that we have reached peak levels of fiscal and monetary stimulus, economic growth, and earnings growth. If that is the case, the stock market will face additional headwinds caused by the economic recovery: labor constraints, higher interest rates, rising inflation, and the possibility that the Fed may tighten earlier than expected. It may all be reliant on the ability of the Fed to manage their role. The Fed must decide when to tighten monetary policy by first taking their foot off the gas pedal (tapering the quantitative easing program) and next by hitting the brake (raising interest rates). The historical record of the Fed in managing these types of transitions is not promising. The Fed raised uncertainty earlier this year when they discussed accelerating the timeline for their move to a less accommodative stance. The reaction was even more pronounced when the Fed moved to reduce liquidity injections in the 4th quarter of 2018, triggering a 20% decline in the stock market, affectionately known as the "Taper Tantrum".

History demonstrates that the past year is the exception for the stock market, rather than the rule. Stocks do not move up in a straight line forever, and, at some point, fiscal and monetary support will no longer be the primary determinants of market performance. The shift to value based stocks in the first quarter of this year was an early, albeit short-lived, indication that this transition may be approaching.

As the markets grapple with economic headwinds, valuation constraints, and reduced stimulus, investors will be well-served to focus on traditional investment fundamentals. We believe that our focus on high-quality well-managed companies with proven earnings, reasonable debt levels, and strong free-cash flow should position us to take maximum advantage of this shift. Professional drivers and investors know that it is important to remain focused and avoid complacency. Our focus on conservative growth-oriented companies with attractive valuations should enable us to manage through this transition and continue safely down the road.

Sincerely,
Daniel A. Morris

Risks:
Mutual fund investing involves risk, including possible loss of principal amount invested. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. In the short term, equity prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. Foreign securities, foreign currencies, and securities issued by US entities with substantial foreign operation can involve additional risks.

Manor Investment Funds

Fund Office:
15 Chester County Commons
Malvern, PA 19355

610-722-0900 800-787-3334
www.manorfunds.com

Funds distributed by:
Foreside Funds Services, LLC
Three Canal Plaza
Suite 100
Portland, ME 04101